FEDERATED U.S. GOVERNMENT BOND FUND

PROSPECTUS

A no-load, open-end, diversified management investment company (a mutual fund) investing primarily in U.S. government bonds to pursue total return.

This prospectus contains the information you should read and know before you invest in Federated U.S. Government Bond Fund (the "Fund"). Keep this prospectus for future reference.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

The Fund has also filed a Statement of Additional Information dated October 31, 1996, with the Securities and Exchange Commission ("SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Fund, contact the Fund at the address listed on the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Fund is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated October 31, 1996


TABLE OF CONTENTS

 TABLE OF CONTENTS
 SUMMARY OF FUND EXPENSES                                           1
 FINANCIAL HIGHLIGHTS                                               2
 GENERAL INFORMATION                                                3
 INVESTMENT INFORMATION                                             3
  Investment Objective                                              3
  Investment Policies                                               3
  Investment Limitations                                            7
 FUND INFORMATION                                                   7
  Management of the Fund                                            7
  Distribution of Fund Shares                                       8
  Administration of the Fund                                        9
 NET ASSET VALUE                                                    9
 INVESTING IN THE FUND                                              9
  Share Purchases                                                   9
  Minimum Investment Required                                      10
  What Shares Cost                                                 10
  Exchanging Securities for Fund Shares                            10
  Certificates and Confirmations                                   11
  Dividends                                                        11
  Capital Gains                                                    11
 REDEEMING SHARES                                                  11
  Telephone Redemption                                             11
  Redeeming Shares By Mail                                         12
  Accounts With Low Balances                                       12
 SHAREHOLDER INFORMATION                                           12
  Voting Rights                                                    12
 TAX INFORMATION                                                   13
  Federal Income Tax                                               13
  State and Local Taxes                                            13
 PERFORMANCE INFORMATION                                           13
 FINANCIAL STATEMENTS                                              14
 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                          21
 ADDRESSES                                                         22



SUMMARY OF FUND EXPENSES
                                     SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)                                                                       None
 Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)                                                                       None
 Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable)                                                              None
 Redemption Fee (as a percentage of amount redeemed, if applicable)                                         None
 Exchange Fee                                                                                               None

                                          ANNUAL OPERATING EXPENSES
                                   (As a percentage of average net assets)

 Management Fee (after waiver)(1)                                                                          0.49%
 12b-1 Fee                                                                                                  None
 Total Other Expenses                                                                                      0.36%
  Shareholder Services Fee (after waiver)(2)                                                    0.05%
   Total Operating Expenses(3)                                                                             0.85%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.60%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder services provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.16% absent the voluntary waivers of a portion of the management fee and a portion of the shareholder services fee.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                    1 YEAR  3 YEARS   5 YEARS    10 YEARS
You would pay the following expenses on a $1,000
investment assuming (1) 5% annual return and
(2) redemption at the end of each time period                $9       $27       $47       $105



THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FEDERATED U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 21.

                                                             YEAR ENDED AUGUST 31,
                       1996         1995       1994      1993      1992      1991      1990     1989      1988       1987
 NET ASSET VALUE,
 BEGINNING OF PERIOD  $10.45       $ 9.72     $11.04    $10.03    $ 9.48    $ 8.90    $ 9.12    $ 8.78   $ 9.08     $10.00
 INCOME FROM
 INVESTMENT
 OPERATIONS
  Net investment
  income                0.60         0.60       0.54      0.58      0.63      0.66      0.71      0.70     0.76       0.86
  Net realized and
  unrealized gain
  (loss) on
  investments          (0.43)        0.73      (1.09)     1.01      0.55      0.58     (0.22)     0.34    (0.30)     (0.89)
  Total from
  investment
  operations            0.17         1.33      (0.55)     1.59      1.18      1.24      0.49      1.04     0.46      (0.03)
 LESS DISTRIBUTIONS
  Distributions
  from net
  investment income    (0.60)       (0.60)     (0.54)    (0.58)    (0.63)    (0.66)    (0.71)    (0.70)   (0.76)     (0.89)
  Distributions
  from net
  realized gain on
  investments          (0.08)         --       (0.23)      --        --        --       --         --      --          --
  Total distributions  (0.68)       (0.60)     (0.77)    (0.58)    (0.63)    (0.66)    (0.71)    (0.70)   (0.76)     (0.89)
 NET ASSET
 VALUE, END OF
 PERIOD               $ 9.94       $10.45     $ 9.72    $11.04    $10.03    $ 9.48    $ 8.90    $ 9.12   $ 8.78     $ 9.08
 TOTAL RETURN(A)        1.37%       14.34%     (5.23)%   16.44%    12.89%    14.37%     5.50%    12.35%    5.23%     (0.43)%
 RATIOS TO AVERAGE
 NET ASSETS
  Expenses              0.85%       0.85%       0.83%     0.81%     0.88%     0.78%     0.78%     0.80%    0.75%      0.76%
  Net investment
  income                5.71%       6.10%       5.25%     5.58%     6.54%     7.17%     7.81%     7.87%    8.40%      8.87%
  Expense waiver/
  reimbursement(b)      0.31%       0.22%       0.17%     0.62%     0.88%     0.85%     0.76%     0.96%    1.17%      0.75%
 SUPPLEMENTAL DATA
  Net assets, end of
  period (000        $84,806    $124,696    $138,016   $82,737   $34,125   $27,427   $43,729   $36,325   $13,125   $11,067
  omitted)
  Portfolio
  turnover                53%         37%         22%       53%       98%       73%       42%       35%      152%       62%


(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

GENERAL INFORMATION

The Fund was established as a Massachusetts business trust under a Declaration of Trust dated May 24, 1985. The Declaration of Trust permits the Fund to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Trustees (the "Trustees") has not established separate portfolios of securities or separate classes of shares.

The Fund is designed primarily for individuals and institutions seeking total return through a professionally managed, diversified portfolio consisting primarily of U.S. government bonds. A minimum initial investment of $25,000 over a 90-day period is required.


Fund shares are currently sold and redeemed at net asset value without a sales charge imposed by the Fund.

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE
The investment objective of the Fund is to pursue total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective stated above cannot be changed without approval of shareholders. Unless stated otherwise, the investment policies and limitations stated below cannot be changed without shareholder approval. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS. The Fund invests primarily in debt obligations (i.e., bills, notes and bonds) of the U.S. government, its agencies and instrumentalities, with at least 65% of the value of its total assets being invested under normal circumstances in U.S. government bonds. This policy may be changed without shareholder approval. The Fund will limit its investments to those that are permitted for purchase by federally chartered savings associations pursuant to applicable rules, regulations, or interpretations of the Office of Thrift Supervision. Should additional permitted investments be allowed as a result of future changes in applicable regulations or federal laws, the Fund reserves the right, without shareholder approval, to make such investments consistent with the Fund's investment objective, policies, and limitations. Further, should existing statutes or regulations change, so as to cause any securities held by the Fund to become ineligible for purchase by federally chartered savings associations, the Fund will dispose of those securities at times advantageous to the Fund. The permitted investments of the Fund are:

* direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

* notes, bonds, and discount notes issued or guaranteed by U.S. government agencies or instrumentalities which receive or have access to federal funding; and

* domestic issues of corporate debt obligations (rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's"); AAA, AA, or A by Standard & Poor's Ratings Group ("S&P"); or AAA, AA, or A by Fitch Investors Service, Inc. ("Fitch")).

The prices of fixed income securities (debt obligations) fluctuate inversely to the direction of interest rates.

The obligations of U.S. government agencies or instrumentalities which the Fund may buy are backed in a variety of ways by the U.S. government, its agencies or instrumentalities. Some of these obligations are backed by the full faith and credit of the U.S. Treasury.

The Fund may also purchase put options on financial futures contracts and on portfolio securities and write call options on its portfolio securities. The Fund will engage in such transactions only to the extent permitted under applicable Office of Thrift Supervision rules, regulations, or interpretations thereof.

RESTRICTED AND ILLIQUID SECURITIES. The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities determined by the Trustees to be illiquid, non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to 10% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under the federal securities law and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Fund's investment adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

TEMPORARY INVESTMENTS. The Fund may also invest temporarily in cash and money market instruments during times of unusual market conditions for defensive purposes and to maintain liquidity. These money market instruments consist of:

* commercial paper which matures in 270 days or less so long as at least two ratings are high quality ratings by nationally recognized rating services. Such ratings would include: A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, or F-1 or F-2 by Fitch;

* time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF") or in institutions whose accounts are insured by the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks which, if negotiable, mature in six months or less or if not negotiable, either mature in ninety days or less, or are withdrawable upon notice not exceeding ninety days;

* bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Fund cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance;

* obligations of the U.S. government or its agencies or instrumentalities;
  and

* repurchase agreements collateralized by eligible investments.

REPURCHASE AGREEMENTS. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the investment adviser has determined are creditworthy under guidelines established by the Fund's Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

PUT AND CALL OPTIONS. The Fund may purchase put options on financial futures contracts and put options on portfolio securities. Financial futures may include index futures. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. For the immediate future, the Fund will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Fund will only purchase puts on financial futures contracts which are traded on a recognized exchange.

The Fund will generally purchase over-the-counter put options on portfolio securities in negotiated transactions with the writers of the options since options on the portfolio securities held by the Fund are typically not traded on an exchange. The Fund purchases options only from investment dealers and other financial associations (such as commercial banks or savings associations) deemed creditworthy by the Fund's adviser.

In general, over-the-counter put options differ from exchange traded put options in the following respects. Over-the-counter put options are two party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a New York Stock Exchange member). Additionally, over-the-counter strike prices are adjusted to reflect dividend payments, initial strike prices are generally set at market, and option premiums (which are all time premiums) are amortized on a straight line basis over the life of the option. In contrast, exchange traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from the Clearing Corporation. Strike prices are not adjusted for dividends, and options are marked to market, thereby obviating the need to amortize the time premium. Exchange traded options have a continuous liquid market while over-the-counter options do not.

The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Trustees.

The Fund may attempt to hedge the portfolio by entering into financial futures contracts and to write calls on financial futures contracts. The Fund will notify shareholders before it begins engaging in these transactions.

   RISKS. When the Fund writes a call option, the Fund risks not participating in any rise in the value of the underlying security. In addition, when the Fund purchases puts on financial futures contracts to protect against declines in prices of portfolio securities, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and its corresponding put to react differently than the portfolio securities to market changes. In addition, the Fund's investment adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such an event, the Fund may lose the purchase price of the put option. Finally, it is not certain that a secondary market for options will exist at all times. Although the investment adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. The Fund's ability to establish and close out option positions depends on this secondary market.

The Fund will engage in such transactions only to the extent permitted under applicable rules, regulations, or interpretations thereof of the Office of Thrift Supervision.

PORTFOLIO TURNOVER. Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

INVESTMENT LIMITATIONS

The Fund will not:

* borrow money directly or through reverse repurchase agreements
  (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may:

* borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

* lend any of its assets except portfolio securities up to one-third of the value of its total assets;

* sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions;

* invest more than 10% of the value of its total assets in securities subject to restrictions on resale under the federal securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of
  1933);

* underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations;

* invest more than 5% of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations). The Fund may invest up to 15% of its total assets in the certificates of deposit of one bank; or

* invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations.

The above investment limitations cannot be changed without shareholder approval.

FUND INFORMATION

MANAGEMENT OF THE FUND

BOARD OF TRUSTEES. The Fund is managed by a Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Fund's powers, except those reserved for the shareholders. An Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Federated Management, the Fund's investment adviser, subject to direction by the Trustees. The adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

   ADVISORY FEES. The Fund's adviser receives an annual investment advisory fee equal to .60 of 1% of the Fund's average daily net assets. The investment advisory contract allows for the voluntary reimbursement of expenses by the adviser from time to time. The adviser can terminate any voluntary reimbursement of expenses at any time at its sole discretion. The adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, President and Trustee of Federated Investors.
Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

Susan M. Nason has been the Fund's portfolio manager since 1994. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Fund's investment adviser since 1993. Ms. Nason served as an Assistant Vice President of the investment adviser from 1990 until 1992. Ms. Nason is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.

Joseph M. Balestrino has been the Fund's portfolio manager since 1995. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Both the Fund and the adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interests. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees and could result in severe penalties.

DISTRIBUTION OF FUND SHARES

Federated Securities Corp. is the principal distributor for shares of the Fund. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25% of the average daily net asset value of the Fund to obtain certain personal services for shareholders and to maintain shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars at recreational-type facilities for their employees, providing sales literature and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Fund's adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by affiliates of Federated Investors as specified below:

                        AVERAGE AGGREGATE
    MAXIMUM              DAILY NET ASSETS
ADMINISTRATIVE FEE     OF THE FEDERATED FUNDS
     0.15%          on the first $250 million
     0.125%         on the next $250 million
     0.10%          on the next $250 million
     0.075%         on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE

The Fund's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE FUND

SHARE PURCHASES

Fund shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased either by wire or mail.

To purchase shares of the Fund, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Fund reserves the right to reject any purchase request.

BY WIRE. To purchase shares of the Fund by Federal Reserve wire, call the Fund before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated U.S. Government Bond Fund; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

BY MAIL. To purchase shares of the Fund by mail, send a check made payable to Federated U.S. Government Bond Fund to Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank, into federal funds. This is normally the next business day after the check is received by State Street Bank.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in the Fund is $25,000 plus any financial intermediary's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Fund. Accounts established through a financial intermediary may be subject to a smaller minimum investment.

WHAT SHARES COST

Fund shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Fund. Investors who purchase Fund shares through a financial intermediary may be charged an additional service fee by that financial intermediary.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time), on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

EXCHANGING SECURITIES FOR FUND SHARES

Investors may exchange certain securities or a combination of securities and cash for Fund shares. The securities and any cash must have a market value of at least $25,000. The Fund reserves the right to determine the acceptability of securities to be exchanged. Securities accepted by the Fund are valued in the same manner as the Fund values its assets. Investors wishing to exchange securities should first contact Federated Securities Corp.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Fund.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day wire payment is received by State Street Bank. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent into federal funds. Dividends are automatically reinvested on payment dates in additional shares of the Fund unless cash payments are requested by contacting the Fund.

CAPITAL GAINS

Capital gains realized by the Fund, if any, will be distributed at least once every 12 months.

REDEEMING SHARES

The Fund redeems shares at their net asset value next determined after the Fund receives the redemption request. Investors who redeem shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made by telephone request or by written request.

TELEPHONE REDEMPTION

Shareholders may redeem their shares by telephoning the Fund before 4:00 p.m. (Eastern time). The proceeds will normally be wired the following business day, but in no event more than seven days, to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, provided State Street Bank has received payment for shares from the shareholder. If at any time the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

An authorization form permitting the Fund to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp. Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, shareholders may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares By Mail," should be considered.

REDEEMING SHARES BY MAIL

Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name; the account name as registered with the Fund; the account number, and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company, or saving association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000 due to shareholder redemptions. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Fund's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of any portfolios in the Fund have equal voting rights except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Fund's outstanding shares.

TAX INFORMATION

FEDERAL INCOME TAX

The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares.

STATE AND LOCAL TAXES

In the opinion of Houston, Houston & Donnelly, counsel to the Fund, Fund shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the Fund's portfolio securities would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a thirty-day period by the offering price per share of the Fund on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Fund and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Fund is sold without any sales charge or other similar non-recurring charges.

From time to time, advertisements for the Fund may refer to ratings, rankings and other information in certain financial publications and/or compare the Fund's performance to certain indices.

FEDERATED U.S. GOVERNMENT BOND FUND
PORTFOLIO OF INVESTMENTS

AUGUST 31, 1996

       PRINCIPAL
        AMOUNT                                                                                              VALUE
 U.S. GOVERNMENT OBLIGATIONS -- 99.8%
                 U.S. TREASURY NOTES AND BONDS -- 99.8%
 $     1,550,000 5.75%, 8/15/2003                                                                      $  1,456,581
       1,700,000 6.25%, 2/15/2003                                                                         1,649,850
       3,710,000 10.75%, 2/15/2003                                                                        4,455,265
       5,000,000 11.125%, 8/15/2003                                                                       6,159,400
       9,900,000 7.25%, 8/15/2004                                                                         10,105,920
       1,750,000 12.375%, 5/15/2004                                                                       2,313,220
       6,800,000 6.50%, 8/15/2005                                                                         6,601,712
       5,000,000 12.00%, 5/15/2005                                                                        6,627,600
       8,000,000 6.875%, 5/15/2006                                                                        7,956,400
       1,100,000 7.00%, 7/15/2006                                                                         1,104,488
       2,000,000 13.25%, 5/15/2014                                                                        3,001,380
       8,000,000 7.25%, 5/15/2016                                                                         7,986,720
       7,800,000 8.75%, 8/15/2020                                                                         9,084,114
       6,000,000 8.00%, 11/15/2021                                                                        6,492,900
       8,000,000 8.125%, 8/15/2021                                                                        8,768,720
       1,000,000 6.00%, 2/15/2026                                                                           858,770
                   TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $83,827,497)                     $ 84,623,040
 (A)REPURCHASE AGREEMENT -- 1.2%
         990,000 Bankers Trust Company, 5.27%, dated 8/30/1996, due 9/3/1996
                 (AT AMORTIZED COST)                                                                        990,000
                   TOTAL INVESTMENTS (IDENTIFIED COST $84,817,497)(B)                                  $ 85,613,040


(a) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $84,846,873. The net unrealized appreciation of investments on a federal tax basis amounts to $766,167 which is comprised of $1,773,057 appreciation and $1,006,890 depreciation at August 31, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($84,806,093) at August 31, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT BOND FUND
STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $84,817,497 and
 tax cost $84,846,873)                                                                             $85,613,040
 Income receivable                                                                                     978,611
 Receivable for shares sold                                                                            270,489
   Total assets                                                                                     86,862,140
 LIABILITIES:
 Payable for shares redeemed                                                        1,699,715
 Income distribution payable                                                          260,659
 Payable to Bank                                                                       65,179
 Accrued expenses                                                                      30,494
   Total liabilities                                                                                 2,056,047
 Net Assets for 8,530,714 shares outstanding                                                       $84,806,093
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $83,478,872
 Net unrealized appreciation of investments                                                            795,543
 Accumulated net realized gain on investments                                                          531,678
   Total Net Assets                                                                                $84,806,093
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 $84,806,093 / 8,530,714 shares outstanding                                                              $9.94


(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT BOND FUND
STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 1996

 INVESTMENT INCOME:
 Interest                                                                                        $  6,369,885
 EXPENSES:
 Investment advisory fee                                                       $ 582,504
 Administrative personnel and services fee                                       125,000
 Custodian fees                                                                   23,811
 Transfer and dividend disbursing agent fees and expenses                         33,225
 Directors'/Trustees' fees                                                        15,236
 Auditing fees                                                                    14,500
 Legal fees                                                                        5,534
 Portfolio accounting fees                                                        47,619
 Shareholder services fee                                                        242,710
 Share registration costs                                                         21,105
 Printing and postage                                                             12,504
 Taxes                                                                               182
 Miscellaneous                                                                     1,856
  Total expenses                                                               1,125,786
 Waivers --
  Waiver of investment advisory fee                              $(102,131)
  Waiver of shareholder services fee                              (194,168)
    Total waivers                                                               (296,299)
      Net expenses                                                                                     829,487
        Net investment income                                                                      $ 5,540,398
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                                                    2,200,449
 Net change in unrealized appreciation of investments                                               (5,262,955)
  Net realized and unrealized loss on investments                                                   (3,062,506)
    Change in net assets resulting from operations                                                 $ 2,477,892


(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT BOND FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED AUGUST 31,
                                                                                    1996                1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS--
 Net investment income                                                         $  5,540,398       $  8,605,441
 Net realized gain on investments ($2,200,449 and $716,495 net gains,
 respectively, as computed for federal tax purposes)                              2,200,449             75,396
 Net change in unrealized appreciation (depreciation)                            (5,262,955)        10,866,451
   Change in net assets resulting from operations                                 2,477,892         19,547,288
 DISTRIBUTIONS TO SHAREHOLDERS--
 Distributions from net investment income                                        (5,540,398)        (8,605,441)
 Distributions from net realized gains                                             (716,127)             --
   Change in net assets resulting from distributions to
   shareholders                                                                  (6,256,525)        (8,605,441)
 SHARE TRANSACTIONS--
 Proceeds from sale of shares                                                   102,051,549         88,288,665
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                           1,691,349          1,458,853
 Cost of shares redeemed                                                       (139,853,982)      (114,009,694)
   Change in net assets resulting from share transactions                       (36,111,084)       (24,262,176)
     Change in net assets                                                       (39,889,717)       (13,320,329)
 NET ASSETS:
 Beginning of period                                                            124,695,810        138,016,139
 End of period                                                                $  84,806,093      $ 124,695,810


(See Notes which are an integral part of the Financial Statements)

FEDERATED U.S. GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1996

1. ORGANIZATION

Federated U.S. Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the fund is to pursue total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FEDERATED U.S. GOVERNMENT BOND FUND

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                                                     YEAR ENDED AUGUST 31,
                                                                                      1996           1995
 Shares sold                                                                        9,780,023       9,078,568
 Shares issued to shareholders in payment of distributions declared                   162,691         149,974
 Shares redeemed                                                                  (13,340,606)    (11,499,261)
  Net change resulting from share transactions                                     (3,397,892)     (2,270,719)


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Management, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of daily average net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.
FEDERATED U.S. GOVERNMENT BOND FUND

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   GENERAL -- Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1996, were as follows:

PURCHASES                                                  $50,029,433
SALES                                                      $82,991,942


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Shareholders and Board of Trustees of FEDERATED U.S. GOVERNMENT BOND FUND:

We have audited the accompanying statement of assets and liabilities of Federated U.S. Government Bond Fund (a Massachusetts business trust), including the schedule of portfolio investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated U.S. Government Bond Fund as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                        ARTHUR ANDERSEN LLP

Pittsburgh, Pennsylvania
September 20, 1996

ADDRESSES

Federated U.S. Government Bond Fund         Federated Investors Tower
                                            Pittsburgh, Pennsylvania 15222-3779

Distributor
             Federated Securities Corp.     Federated Investors Tower
                                            Pittsburgh, Pennsylvania 15222-3779

Investment Adviser
             Federated Management           Federated Investors Tower
                                            Pittsburgh, Pennsylvania 15222-3779

Custodian
             State Street Bank and          P.O. Box 8600
             Trust Company                  Boston, Massachusetts 02266-8600

Transfer Agent and Dividend Disbursing Agent
             Federated Shareholder          Federated Investors Tower
             Services Company               Boston, Massachusetts 02266-8600

Independent Public Accountants
             Arthur Andersen LLP            2100 One PPG Place
                                            Pittsburgh, Pennsylvania 15222
FEDERATED U.S.
GOVERNMENT BOND FUND
PROSPECTUS

A No-Load, Open-End,
Diversified Management
Investment Company
Prospectus dated October 31, 1996

[Graphic]
Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 314284100
8100308A (10/96)









Federated U.S. Government Bond Fund

ANNUAL REPORT FOR FISCAL YEAR ENDED AUGUST 31, 1996

MANAGEMENT DISCUSSION AND ANALYSIS

Federated U.S. Government Bond Fund's portfolio represents a fully-invested participation in U.S. Treasury and government agency obligations which have an average duration of 6 to 10 years. During the fiscal year ended August 31, 1996, the fund remained fully invested in U.S. Treasury securities.

Fixed income performance year to date 1996 has been quite the opposite of that in 1995. At the end of January 1996, the Federal Reserve Board (the "Fed") had just lowered the Federal Funds target rate for the third time since early 1995, in response to a moderating economy and reduced inflationary pressures. By mid-February 1996, however, market sentiment had soured and interest rates had increased steadily all along the yield curve in response to stronger economic growth and heightened inflation fears. Although the Fed's monetary policy has remained on hold since January 31, 1996, short to intermediate-term rates have increased more than long-term rates as the market has transitioned from pricing in aggressive Fed easing to pricing in the possibility of Fed tightening. During the first half of the fund's annual reporting period, the 2- to 30-year Treasury curve steepened from 80 to 133 basis points as yields on Treasury securities maturing in 2 to 5 years fell more than 10- to 30-year Treasury yields. However, this trend reversed during the second half of the reporting period as the 2- to 30-year curve flattened back to 78 basis points. Specifically, the 10-year Treasury note yield fell from 6.29% at the end of August 1995 to 5.52% in mid-January 1996, before rising to 6.94% at the end of August 1996. The fund's net total return for the fiscal year ended August 31, 1996, was 1.37%* compared to 1.39% for the Merrill Lynch 10-Year Treasury Index**.

Currently, the fund's average duration is positioned near the midpoint of its range due to the attractive level of real interest rates and the likelihood that the recent strength in the economy will not be sustained. Although the economy is expected to grow, it is not expected to accelerate enough to warrant aggressive tightening of monetary policy. Therefore, the fund's portfolio structure is laddered, in expectation that further flattening of the yield curve should be limited.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** This index is unmanaged.

Federated U.S. Government Bond Fund

GROWTH OF $25,000 INVESTED IN FEDERATED U.S. GOVERNMENT BOND FUND

The graph below illustrates the hypothetical investment of $25,000 in the Federated U.S. Government Bond Fund (the "Fund") from August 31, 1986 to August 31, 1996 compared to the Merrill Lynch 10-15 Year U.S. Treasury Index (ML10-15YRUSTI)+ and the Merrill Lynch 10 Year Treasury Index (ML10TI).+

[Graphic-see Appendix]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED OCTOBER 31, 1996, AND, TOGETHER WITH FINANCIAL STATEMENTS CONTAINED THEREIN, CONSTITUTES THE FUND'S ANNUAL REPORT.

* The Fund's performance assumes the reinvestment of all dividends and distributions. The ML10-15YRUSTI and the ML10TI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** For this illustration, the ML10TI began performance on December 18, 1987.
  The index was assigned a beginning value of $26,987, the value of the fund on December 18, 1987.

+ The ML10-15YRUSTI and the ML10TI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

[Graphic]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]
Cusip 314284100
G00569-01 (10/96)








                                 Appendix
The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. The solid black line represents Federated U.S. Government Bond Fund (the `Fund''). The dotted line represents the Merrill Lynch 10-15 Year U.S. Treasury Index (`ML10-15YRUSTI''), and the series of dashes represents the Merrill Lynch 10 Year Treasury Index (`ML10TI''). The line graph is a visual representation of the narrative text above it, which shows that an initial investment of $25,000 in the Fund on 8/31/96 compared to the ML10-15YRUSTI and the ML10TI would have reinvested total values of $51,272, $56,173, and 53,208, respectively, on 8/31/96. The `x'' axis reflects annual computation periods from 8/31/96 to 8/31/96. The `y'' axis reflects the values of the hypothetical investment measured in increments of $10,000 ranging from $20,000 to $60,000.